EXHIBIT 23.1


             INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM CONSENT
             -----------------------------------------------------

Board  of  Directors  of
FLEURS  DE  VIE,  INC.
206  East  Roosevelt
Boerne,  TX  78006


     We  hereby  consent  to  the  use  in this Form SB-2 Registration Statement
(Amendment No. 2) of our report dated January 19, 2006, appearing in this registration statement. We also consent to the reference to us under the heading "Experts" appearing herein.



April 28, 2006


/s/ Malone & Bailey, PC

Malone & Bailey, PC
www.malone-bailey.com
Houston, Texas